UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2015

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9380 Judicial Drive

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 210-3700

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 21, 2015, Sorrento Therapeutics, Inc. (the “Company”) entered into an Amended and Restated Rights Agreement (the “Amended Rights Agreement”) with Philadelphia Stock Transfer, Inc., as Rights Agent. The Amended Rights Agreement amends and restates the Company’s Amended and Restated Rights Agreement, dated as of December 22, 2014 (the “Prior Rights Agreement”).

The Amended Rights Agreement amends and restates the Prior Rights Agreement to, among other things: (i) extend the expiration date of the rights (the “Rights”) subject to the Amended Rights Agreement from November 7, 2016 to November 7, 2018; (ii) reduce the purchase price for each one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company pursuant to the exercise of a Right from $150 to $40, subject to adjustment as provided in the Amended Rights Agreement; and (iii) provide that exempt persons, defined as beneficial holders (together with their affiliates and associates) of 15% or more of the outstanding shares of the Company’s common stock, as of December 21, 2015, will not be deemed “Acquiring Persons” under the Amended Rights Agreement for as long as they do not become beneficial owners of any one or more additional shares of the Company’s common stock. As a result of the adoption of the Amended Rights Agreement, Dr. Patrick Soon-Shiong and certain related parties (collectively, the “Soon-Shiong Parties”) will not be deemed an “Acquiring Person” under the Prior Rights Agreement based on the Soon-Shiong Parties’ purchases of 153,764 shares of the Company’s common stock on December 7, 8 and 9, 2015, as reported in the Soon-Shiong Parties’ Form 4 filings submitted to the Securities and Exchange Commission on December 9 and 10, 2015.

The foregoing summary of the Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Rights Agreement, a copy of which is attached as Exhibit 4.1 hereto and which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The description set forth herein under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Amended and Restated Rights Agreement, dated as of December 21, 2015, by and between Sorrento Therapeutics, Inc. and Philadelphia Stock Transfer, Inc., as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: December 21, 2015	By:	/s/ Henry Ji, Ph.D.
		Name:	Henry Ji, Ph.D.
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

4.1	Amended and Restated Rights Agreement, dated as of December 21, 2015, by and between Sorrento Therapeutics, Inc. and Philadelphia Stock Transfer, Inc., as Rights Agent.